Execution Copy

FIRST AMENDMENT

TO

AMENDED AND RESTATED

SERVICING AGREEMENT

          THIS FIRST AMENDMENT TO AMENDED AND RESTATED SERVICING AGREEMENT (this “Amendment”) is effective as of the 1st day of October, of 2010, by and among BLUEGREEN CORPORATION, a Massachusetts corporation (“Servicer”), BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company (the “Company”) and Big Cedar, L.L.C., a Missouri limited liability company (“Big Cedar”). Servicer, the Company, and Big Cedar are each referred to herein as a “Party”, and collectively as “Parties.”

W I T N E S S E T H:

          WHEREAS, Servicer, the Company, and Big Cedar previously entered into that certain Amended and Restated Servicing Agreement dated as of December 31, 2007 (the “Existing Agreement”), which provides for an arrangement by which Servicer provides servicing of timeshare receivables, specifically in respect to promissory notes, purchase documents and related deeds of trust received by the Company from certain purchasers of timeshare interests at the Big Cedar Timeshare Project and the Long Creek Ranch Timeshare Project, on the terms set forth in the Existing Agreement; and

WHEREAS, in connection with the Company’s acquisition of certain parcels for the purpose of developing the 109 Acres Timeshare Project and the Paradise Point Timeshare Project, Big Cedar, Servicer, and the Company now desire to amend the Existing Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and the mutual promises contained herein, the Parties hereby agree to amend the Existing Agreement as follows:

1.	Recitals. The recitals set forth above are true and correct and incorporated herein by reference.

2.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Existing Agreement.

3.	Amendments to Section 1 and Modification of Other Terms.

3.1.	All occurrences of the term “Red Rock Bluff Timeshare Project” in Section 1 of the Existing Agreement shall be replaced with the term “Long Creek Ranch Timeshare Project”.

3.2.	The following definitions are hereby inserted in Section 1 of the Existing Agreement, in their appropriate locations based upon alphabetical order:

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“109 Acres Timeshare Project” shall mean that certain timeshare project to be developed by the Company, located in Taney County, Missouri, which timeshare project shall be located on that certain property described on Exhibit H to the Operating Agreement and incorporated herein by this reference.

“Paradise Point Timeshare Project” shall mean that certain timeshare project to be developed by the Company, located in Taney County, Missouri, which timeshare project shall be located on that certain property described on Exhibit I to the Operating Agreement and incorporated herein by this reference.

3.3.	The definition of “Operating Agreement” contained in Section 1 of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Operating Agreement” shall mean that certain Amended and Restated Operating Agreement of Bluegreen / Big Cedar Vacations, LLC, dated as of December 31, 2007, by and between Bluegreen Vacations Unlimited, Inc. (“Bluegreen Vacations”), an affiliate of Servicer, and Big Cedar, as the same may be amended from time to time.

3.4.	The definition of “Timeshare Projects” contained in Section 1 of the Existing Agreement is hereby deleted and amended and restated in its entirety as follows:

“Timeshare Projects” shall mean collectively the Big Cedar Timeshare Project, the Long Creek Ranch Timeshare Project, the 109 Acres Timeshare Project, and the Paradise Point Timeshare Project, together with such other timeshare projects as may be owned, developed and sold by the Company from time to time.

3.5.	All references in this Amendment and in the Existing Agreement to the term “Agreement” shall refer to the Existing Agreement, as amended hereby and from time to time.

4.	Amendment to Section 24. Section 24 of the Existing Agreement is hereby amended by deleting the phrase: “Attention: Toni Miller”.

5.

Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the Parties waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

6.	Construction. This Amendment shall be construed in accordance with and governed by the laws of the State of Missouri, exclusive of conflicts of laws principles.

7.	Effect of Headings. Headings and captions contained in this Amendment in no way define or limit the scope or intent of this Amendment.

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8.

Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same amendment, and shall become effective when one or more counterparts shall have been signed by each party and delivered to each other party. Facsimile, email and .pdf signatures hereon shall, for all purposes, be considered originals.

9.

No Other Changes; Conflicts. Except as herein modified, the provisions of the Existing Agreement shall remain unchanged and in full force and effect. In the event of any conflict between the provisions of the Existing Agreement and the provisions of this Amendment, the provisions of this Amendment shall control.

[Signature pages follow]

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IN WITNESS WHEREOF the parties hereto have executed and delivered this Amendment as of the date first written above.

SERVICER:

BLUEGREEN CORPORATION
a Massachusetts corporation

By:
Print Name:
Title:

COMPANY:

BLUEGREEN/BIG CEDAR VACATIONS, LLC,
a Delaware limited liability company

By:
Print Name:
Title:

Solely for the purposes of the rights set forth in Paragraph 14 of the Agreement:

BIG CEDAR, L.L.C.,
a Missouri limited liability company

By:
James A. Hagale
President

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